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                                                                    Exhibit c(2)


                          REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 3, 2000, by and among: ANTEX BIOLOGICS INC. (the "Company"); the purchasers signatory hereto (the "A Purchasers"), each of whom has executed a Subscription Agreement (the "A Purchase Agreements") electing to purchase units (the "A Units"), each consisting of one share (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), and one Callable Class A Warrant (the "Class A Warrants"), each exerciseable to purchase one share of Common Stock at an initial exercise price of $1.50 (the "Class A Warrant Shares"); the purchasers signatory hereto (the "B Purchasers"), each of whom has executed a Subscription Agreement (the "B Purchase Agreements") electing to purchase units (the "B Units"), each consisting of one-one hundredth of one share of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), convertible into one share of Common Stock (the "Conversion Shares"), and one Callable Class B Warrant (the "Class B Warrants") each exerciseable to purchase one share of Common Stock at an initial exercise price of $1.50 (the "Class B Warrant Shares" ); JANSSEN/MEYERS ASSOCIATES, L.P. ("Janssen/Meyers") to which the Company is issuing 250,000 Non-Callable Class C Warrants (the "Class C Warrants") each exerciseable to purchase one share of Common Stock at an initial exercise price of $.66 (the "Class C Warrant Shares") and 250,000 Non-Callable Class D Warrants (the "Class D Warrants"), each exerciseable to purchase one share of Common Stock at an initial exercise price of $1.50 (the "Class D Warrant Shares"); THE BIOTECH CONSULTING GROUP INCORPORATED ("TBCGI"), to which the Company is issuing 200,000 Class C Warrants and 200,000 Class D Warrants; CHL MEDICAL PARTNERS LP ("CH&L"), to which the Company is issuing 300,000 Class C Warrants and 300,000 Class D Warrants; PRISM VENTURES LLC to which the Company is issuing 60,000 Class C Warrants and 60,000 Class D Warrants; and HARBOR TRUST ("HT") to which the Company is issuing 1,666,666 B Units, 2,599,091 Class C Warrants and 2,599,091 Class D Warrants.

       In order to induce the A Purchasers to enter into the A Purchase Agreements, to induce the B Purchasers to enter into the B Purchase Agreements, and to induce Janssen/Meyers, TBCGI, CH&L and HT to render services in connection with the offering of the A Units and the B Units (the "Offering"), the Company has agreed to provide the registration rights set forth in this Agreement.

       The parties hereby agree as follows:

1.     DEFINITIONS. The following terms shall have the meanings set forth below:

              "Business Day" means any day other than a Saturday, Sunday or legal holiday on which banks in Washington, D.C. are open for the conduct of their commercial banking business.

              "Commission" means the United States Securities and Exchange Commission.

              "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, real estate investment trust, limited liability company, cooperative or association.


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              "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "Governmental Body" means any foreign, federal, state, municipal or other government, or any department, commission, investigative body, board, bureau, agency, public authority or instrumentality thereof or any court, mediator, arbitrator or other tribunal.

              "Holder" means any person that owns, or, if the context requires, has the right to acquire, Registrable Securities.

              "Person" means any individual or Entity.

              "Prospectus" means the Prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

              "Registrable Securities" means (i) the Shares included in the A Units to be sold to the Purchasers pursuant to the A Purchase Agreements,
       (ii) the Warrant Shares issuable upon exercise of the Warrants, (iii) the Conversion Shares issuable upon the conversion of the Series A Preferred included in the B Units, and (iv) any other Common Stock issued or issuable with respect to the Shares, the Series A Preferred, the Warrants, the Warrant Shares or the Conversion Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

              "Restricted Registrable Securities" means the Registrable Securities until (i) a registration statement under the Securities Act covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement,
       (ii) they are eligible for distribution to the public pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (iii) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer (including, without limitation, sale) by reason of any requirements of the Securities Act.

              "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "Underwritten registration" or "underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.


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              "Warrants" means, collectively, the Class A Warrants, the Class B
       Warrants, the Class C Warrants and the Class D Warrants

              "Warrant Shares" means, collectively, the Class A Warrant Shares, the Class B Warrant Shares, the Class C Warrant Shares and the Class D Warrant Shares

              The following terms are defined elsewhere in this Agreement.

              Term                                     Section

              "A Purchase Agreements"                  preamble
              "A Purchasers"                           preamble
              "A Units"                                preamble
              "B Purchase Agreements"                  preamble
              "B Purchasers"                           preamble
              "B Units"                                preamble
              "Blackout Period"                        Section 2.1(c)(i)
              "CH&L"                                   preamble
              "Class A Warrants"                       preamble
              "Class A Warrant Shares"                 preamble
              "Class B Warrants"                       preamble
              "Class B Warrant Shares"                 preamble
              "Class C Warrants"                       preamble
              "Class C Warrant Shares"                 preamble
              "Class D Warrants"                       preamble
              "Class D Warrant Shares"                 preamble
              "Common Stock"                           preamble
              "Company"                                preamble
              "Conversion Shares"                      preamble
              "Effectiveness Period"                             Section 2.1(c)
              "HT"                                     preamble
              "Janssen/Meyers"                         preamble
              "Offering"                               preamble
              "Registration Statement"                 Section 2.1(a)
              "Series A Preferred"                     preamble
              "Shares"                                 preamble
              "TBCGI"                                  preamble


2.     SHELF REGISTRATION.

       2.1 (a) Shelf Registration Statement. The Company shall file with the Commission a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the resale of all of the Restricted Registrable Securities (the "Registration Statement") and the Company shall use its reasonable best efforts to cause the



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Registration Statement to be declared effective under the Securities Act on or prior to the 180th day after the date of closing of the Offering. The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until all the Warrants have expired or are exercised, or until such earlier time as all the Registrable Securities have ceased to be Restricted Registrable Securities (the "Effectiveness Period"). The Registration Statement shall be on Form S-3 or other appropriate form permitting registration of such Restricted Registrable Securities for resale by the Holders thereof in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).

       (b) Underwritten Offerings. If one or more Holders elect to effect an underwritten offering of any Restricted Registrable Securities under the Registration Statement for which such Holders pay the Registration Expenses, the managing underwriter and any additional investment bankers and managers for use in connection with any underwritten offering shall be selected by the Holders of a majority of the Registrable Securities to be included in the underwritten offering, subject to the consent of the Company which may be withheld in its sole and absolute discretion. No Holder shall be permitted to participate in any underwritten offering pursuant to the Registration Statement unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of customary underwriting arrangements.

       (c)    Limitations Regarding Offerings.

              (i) Each Holder shall discontinue the disposition of Registrable Securities pursuant to the Shelf Registration if (i) the Board of Directors of the Company determines in good faith that continuing such disposition at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company or (ii) the Company is in possession of material information which the Board of Directors of the Company determines in good faith is not in the best interests of the Company to disclose in a registration statement at such time (each period as described above, a "Blackout Period"). Such Blackout Periods shall not, in the aggregate, exceed sixty (60) trading days in any twelve-month period.

              (ii) The Company shall promptly notify the Holders in writing of any decision of the Company to suspend sales of Registrable Securities pursuant to this Section 2.1(c), which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume.

3. HOLD-BACK AGREEMENTS. Each Holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in an underwritten offering of securities of the Company, not to effect any public sale or distribution of its remaining equity securities of the Company, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 14-day period prior to, and during the 90-day period (or such shorter period as may be agreed to by the parties hereto) beginning on, the effective date of the



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registration statement for such offering (or such lesser restrictions as to which the Company agrees to be bound in such offering) (each period as described above, a "Holdback Period").

4.     REGISTRATION PROCEDURES

              In connection with the registration provided for in Section 2, the Company will, at its expense:

              (a) before filing the Registration Statement, furnish to counsel for the Holders a copy of such document sufficiently in advance of filing to provide counsel with a reasonable opportunity to review such documents and comment thereon;

              (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective during the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period;

              (c) notify each Holder of Restricted Registrable Securities included in the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, promptly, and (if requested by any such Person) confirm such notice in writing, (1) when a prospectus or any prospectus supplement has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or related prospectus or for additional information,
(3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 4(m) cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Restricted Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event as a result of which the prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and (7) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

              (d) at any time when a prospectus relating thereto is required to be delivered under the Securities Act and other than during a Blackout Period, upon the occurrence of any event contemplated by Section 4(c)(6) or (7), prepare a supplement or post-effective amendment to the Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of



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the Restricted Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (e) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Restricted Registrable Securities for sale in any jurisdiction required pursuant to Section 4(i), as soon as reasonably possible;

              (f) if requested by a managing underwriter or any Holder of Restricted Registrable Securities, promptly include in a prospectus supplement or post-effective amendment such information concerning such Holder of Restricted Registrable Securities, the managing underwriter or underwriters or the intended method of distribution as the managing underwriter or underwriters or the Holder of Restricted Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Restricted Registrable Securities being sold to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Restricted Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

              (g)    furnish to each Holder of Restricted Registrable
Securities included in the Registration Statement and each managing underwriter, if any, without charge, one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, upon request, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

              (h)    deliver to each Holder of Restricted Registrable
Securities included in the Registration Statement, without charge, as many copies of the prospectus or prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

              (i) prior to any public offering of Restricted Registrable Securities use its reasonable best efforts to register or qualify, or cooperate with the Holders of Restricted Registrable Securities included in the Registration Statement, in the qualification of, such Restricted Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requests in writing; use its reasonable best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;



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              (j)    cooperate with the Holders of Restricted Registrable
Securities included in the Registration Statement and the managing underwriter or underwriters, if any, to facilitate (1) the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Restricted Registrable Securities that have been sold under the Registration Statement or
(2) the timely transfer of beneficial ownership of such Restricted Registrable Securities in book-entry fashion under the auspices of The Depository Trust Company or other similar organization; and cause such Restricted Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

              (k) use its reasonable best efforts to cause the Restricted Registrable Securities covered by the Registration Statement to be registered with or approved by such Governmental Bodies consistent with the provisions of
Section 4(i) as may be necessary to enable the Holders thereof or the managing underwriter or underwriters, if any, to consummate the disposition of such Restricted Registrable Securities;

              (l) cause all Restricted Registrable Securities included in the Registration Statement to be (1) listed, by the date of first sale of Restricted Registrable Securities pursuant to the Registration Statement, on each securities exchange, if any, on which the Common Stock is listed, or (2) quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the Common Stock is then quoted thereon;

              (m) enter into such agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Restricted Registrable Securities and in such connection, in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and use its best efforts to comply with and satisfy the covenants and conditions of such underwriting agreement, including, without limitation, providing opinions of counsel to the Company, indemnifications, and "comfort" letters from the Company's independent public accountants;

              (n) make available for inspection by a representative of the Holders of the Restricted Registrable Securities included in the Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any lawyer, accountant or other advisors retained by such selling Holders or underwriter, all pertinent financial and other records, pertinent trust documents and properties of the Company as they may reasonably request, and cause the Company's officers, trustees and employees to supply all information reasonably requested by any such representative, underwriter, lawyer, accountant or other advisors in connection with such Registration Statement; provided, however, that any records, information or documents that are furnished by the Company and that are nonpublic shall be used only in connection with such registration and shall be made available upon the entry by the recipient into a confidentiality agreement satisfactory to the Company; and



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              (o)    otherwise use its reasonable best efforts to comply with
all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, and the rules and regulations thereunder (including Rule 158), no later than 90 days after the end of any 12-month period commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firmly underwritten offering.

              Each Holder of Restricted Registrable Securities shall furnish promptly to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

              Each Holder of Restricted Registrable Securities (i) shall sell its securities covered by the Registration Statement in accordance with the plan of distribution provided for therein and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(2), (3), (5), (6) or (7), shall forthwith discontinue disposition of Registrable Securities covered by such Registration Statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(d), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall be obligated to use its reasonable best efforts to cause such Registration Statement and prospectus to conform to all legal requirements and to notify the Holders that the use of the applicable prospectus may be resumed. Nothing in this paragraph shall create an exception to the permitted duration of any Blackout Period imposed pursuant to and subject to Section 2 of this Agreement.

5.     REGISTRATION EXPENSES

              All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with state securities or blue sky laws, including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters may reasonably designate, and fees and disbursements of counsel for the Company and of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not the Registration Statement becomes effective. None of the following expenses shall be paid by the
Company: transfer taxes, discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Restricted Registrable Securities and the legal fees and disbursements of counsel to the Holders.

6.     INDEMNIFICATION

       6.1 Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless, to the full extent permitted by law, each Holder of Restricted Registrable Securities and each of its affiliates, each of their respective officers, directors, employees, agents,



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representatives, successors and assigns and each Person who controls such Holder or affiliate (within the meaning of the Securities Act) against any and all actions, causes of action, suits, losses, liabilities, obligations, damages, deficiencies, demands, claims, judgments, assessments, settlement costs, court costs and other costs and expenses, including, without limitation, interest, penalties, fines, costs of investigation, discovery, case preparation, defense or appeal, expert witness fees and expenses and reasonable attorneys' and paralegal fees and disbursements (collectively, "Losses") incurred by any such Person in any capacity and caused by any untrue statement of a material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder or its representative expressly for use therein; provided, however, that such indemnification with respect to any preliminary Prospectus shall not be applicable if a copy of the Prospectus (including as amended or supplemented) was not sent or given by or on behalf of such Holder on the sale, if the Prospectus (including as amended or supplemented) would have cured the defect giving rise to such Losses.

       6.2 Indemnification by Holders. In connection with this Agreement, each Holder will promptly furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with the Registration Statement or Prospectus and agrees to indemnify, defend and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees, agents, representatives, successors and assigns and each Person who controls the Company (within the meaning of the Securities Act) against any Losses incurred by any such Person in any capacity and caused by any untrue statement of a material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder furnished in writing by such Holder or its representatives to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Restricted Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters to the same extent as provided above with respect to information so furnished in writing by such persons or their representatives to the Company specifically for inclusion in the Registration Statement or any prospectuses.

       6.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Notwithstanding the foregoing, any Person entitled to indemnification hereunder shall have the right to employ



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separate counsel and to participate in the defense of such claim, but the reasonable fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party declines to assume the defense of such claim or (c) a conflict of interest exists between such Person and the indemnifying party (it being understood that (x) in the case of each of (a), (b) and (c) above, the reasonable fees and expenses of such separate counsel to such Person shall be paid by the indemnifying party and (y) in the case of (c) above, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the reasonable fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest exists between such indemnified party and any other indemnified party with respect to such claim.

       6.4    Contribution. If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party in respect of any Losses, then the indemnifying party in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the obligation of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Restricted Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such Losses. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately paragraph. No person guilty of fraudulent misrepresentation (within the meaning of



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Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.     RULE 144

              The Company agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, to the extent required from time to time to enable such Holder to sell Restricted Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

8.     MISCELLANEOUS

       8.1 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities (assuming the exercise of all Warrants and the Conversion of the Series A Preferred). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders may be given by Holders owning a majority of the shares of the Registrable Securities being sold by such Holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

       8.2 Notices. Any notice or other communication required or permitted hereunder shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address or (b) in the case of overnight delivery of a notice, the next business day after properly posted with postage prepaid:

              If to the Company, then to Antex Biologics Inc., 300 Professional Drive, Gaithersburg, MD 20879, Attention: President, or such other address or addresses of which the Holders shall have been given notice.

              If to any Holder, to it at its address set forth on the books and records of the Company.

       8.3 Counterparts. This Agreement and any amendments, waivers, consents or supplements thereto may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement shall become effective with respect to a Holder upon the execution of a counterpart by such Holder.

       8.4 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

       8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed entirely within such State by residents of such state, without regard to the choice of law provisions thereof.

       8.6 Consent to Jurisdiction; Waiver of Jury Trial. (a) Any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in any federal court of the District of Maryland or any state court located in Montgomery County, State of Maryland, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, (1) any claim that it is not subject personally to the jurisdiction of such court, (2) that the action, suit or proceeding is brought in an inconvenient forum, (3) that the venue of the action, suit or proceeding is improper or (4) that this Agreement or the subject matter hereof may not be enforced in or by such court. The parties irrevocably submit to the exclusive jurisdiction of such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided.

              (b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR EQUITY, BROUGHT BY EITHER OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       8.7 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality and enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

       8.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, other than the provisions of any other documents specifically referred to herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Restricted Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Without limitation of the foregoing, the parties agree that the registration rights contained herein apply only to the Restricted Registrable Securities and the Company shall never be obligated to register any of the Warrants or the Series A Preferred.

       8.9 Construction. The signatories hereto acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Company and the signatories hereto.

       8.10 Successors and Assigns. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation that succeeds to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement. This Agreement shall be binding upon the Company and each such successor. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each Holder and its permitted successors and assigns.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  ANTEX BIOLOGICS INC.

                                  By:  /s/ V.M. Esposito
                                       ----------------------------------------
                                       Name:  V.M. Esposito
                                       Title: President


                           [signature pages continue]

                                  THE BIOTECH CONSULTING
                                       GROUP INCORPORATED



                                  By:   /s/ David Blech
                                       -----------------------------------
                                         Name  David Blech
                                         Title


                                  JANSSEN/MEYERS ASSOCIATES, L.P.


                                  By: Bruce Meyers      , its general partner
                                      -----------------


                                       By: /s/ Bruce Meyers
                                          -------------------------------
                                             Name  Bruce Meyers
                                             Title General Partner


                               CHL MEDICAL PARTNERS, LP



                               By: Collinson Howe & Lennox, its general partner
                                   ------------------------

                                   By: /s/ Jeffrey J. Collinson
                                      -------------------------------
                                         Name  Jeffrey J. Collinson
                                         Title President

                               PRISM VENTURES LLC

                               By:  /s/ Judson Cooper
                                   -----------------------------------
                                      Name  Judson Cooper
                                      Title

                               HARBOR TRUST


                               By:  /s/ Rabbi Mordachai Jofen
                                   -----------------------------------
                                      Name  Rabbi Mordachai Jofen
                                      Title Trustee


                           [signature pages continue]

                                       /s/ Jeffrey Alexander
                                       ----------------------------------------
                                       Jeffrey Alexander




                                       /s/ Lorie Alexander
                                       ----------------------------------------
                                       Lorie Alexander




                                       ANFEL TRADING LIMITED



                                       By: /s/ A. Zolty
                                          -------------------------------------
                                          Name: Andre Zolty



                                       ATU HOLDINGS LLC



                                       By: /s/ Mark David Rozen
                                          -------------------------------------
                                          Name: Mark David Rozen



                                       AUSTOST ANSTALT SCHAAN



                                       By: /s/ Thomas Hackl
                                          -------------------------------------
                                          Name: Thomas Hackl




                                       /s/ Marvin Azrak
                                       ----------------------------------------
                                       Marvin Azrak

                                       /s/ Jeffrey Baron
                                       ----------------------------------------
                                       Jeffrey Baron



                                       BALMORE S.A.



                                       By: /s/ Francois Morax
                                          -------------------------------------
                                          Name: Francois Morax


                                       /s/ Arnaldo & Maria Barros
                                       ----------------------------------------
                                       Arnaldo & Maria Barros


                                       /s/ Ira Block & Madelon Rosenfeld
                                       ----------------------------------------
                                       Ira Block & Madelon Rosenfeld



                                       BLECH FAMILY TRUST



                                       By: /s/ Nicholas R. Madonia
                                          -------------------------------------
                                          Name: Nicholas R. Madonia


                                       BRITANNICA ASSOCIATES LIMITED



                                       By: /s/ Tony Hurley
                                          -------------------------------------
                                          Name: Tony Hurley

                                       /s/ Frank Bulkley III
                                       ----------------------------------------
                                       Frank Bulkley III



                                       CENTRAL YESHIVA BETH JOSEPH



                                       By: /s/ Rabbi Mordachai Jofen
                                          -------------------------------------
                                          Name: Rabbi Mordachai Jofen



                                       /s/ Gabriel Cerrone
                                       ----------------------------------------
                                       Gabriel Cerrone



                                       /s/ Frederick Chassman
                                       ----------------------------------------
                                       Frederick Chassman



                                       CHASSMAN GRAPHICS



                                       By: /s/ Margie Chassman
                                          -------------------------------------
                                          Name: Margie Chassman



                                       /s/ Peter S. Chung
                                       ----------------------------------------
                                       Peter S. Chung

                                       DAN VENTURES, LLC



                                       By: /s/ Ruthy Parnes
                                          -------------------------------------
                                          Name: Ruthy Parnes



                                        DARE INVESTMENTS, INC.



                                       By: /s/ Aaron Stefansky
                                          -------------------------------------
                                          Name: Aaron Stefansky



                                       /s/ Indrajit De
                                       ----------------------------------------
                                       Indrajit De



                                       /s/  Robert H. Donehew
                                       -------------------------------------
                                       Robert H. Donehew



                                       ELLIS ENTERPRISES



                                       By: /s/ Julian Ungar
                                          -------------------------------------
                                          Name: Julian Ungar



                                       /s/  Burt D. Ensley
                                       ----------------------------------------
                                       Burt D. Ensley

                                       /s/  Robert Falco
                                       ----------------------------------------
                                       Robert Falco


                                       /s/ Moshe & Fagie Faskowitz
                                       ----------------------------------------
                                       Moshe & Fagie Faskowitz



                                       /s/  Rose Faskowitz
                                       ----------------------------------------
                                       Rose Faskowitz



                                       /s/  David Fiedler
                                       ----------------------------------------
                                       David Fiedler


                                       /s/ Saul & Deena Fiedler
                                       ----------------------------------------
                                       Saul & Deena Fiedler



                                       FIRST LINCOLN HOLDINGS, INC.



                                       By: /s/ D. Taylor
                                          -------------------------------------
                                          Name: David Taylor




                                       ----------------------------------------
                                       Dora Fried

                                       /s/  William H. Fullerton III
                                       ----------------------------------------
                                       William H. Fullerton III



                                       G.I.G. CAPITAL PARTNERS, INC.



                                       By: /s/ Jacob Y. Stefansky
                                          -------------------------------------
                                          Name: Jacob Y. Stefansky



                                       /s/  Albert V. Guido
                                       ----------------------------------------
                                       Albert V. Guido



                                       H.A.A. INC.



                                       By: /s/ Aron Langsam
                                          -------------------------------------
                                          Name: Aron Langsam



                                       HAMAAYAN INSTITUTE



                                       By: /s/ Esther Griner
                                          -------------------------------------
                                          Name: Esther Griner



                                       /s/  Tehillah Harris
                                       ----------------------------------------
                                       Tehillah Harris

                                       /s/  Josef Havas
                                       ----------------------------------------
                                       Josef Havas



                                       /s/  Ira Honig
                                       ----------------------------------------
                                       Ira Honig



                                       JANSSEN PARTNERS, INC.



                                       By: /s/ Peter Janssen
                                          -------------------------------------
                                          Name: Peter Janssen



                                       BENJAMIN J. JESSELSON 8/21/74 TRUST



                                       By: /s/ Michael G. Jesselson
                                          -------------------------------------
                                          Name: Michael G. Jesselson



                                       /s/  Michael G. Jesselson
                                       ----------------------------------------
                                       Michael G. Jesselson



                                       MICHAEL G. JESSELSON 4/8/71 TRUST



                                       By: /s/ Michael G. Jesselson
                                          -------------------------------------
                                          Name: Michael G. Jesselson

                                       OCTOBER 1983 TRUST FBO JESSELSON
                                         GRANDCHILDREN



                                       By: /s/  Michael G. Jesselson
                                          -------------------------------------
                                          Name: Michael G. Jesselson



                                       /s/  Cary Krumholtz
                                       ----------------------------------------
                                       Cary Krumholtz



                                       LEVAL TRADING, INC.



                                       By: /s/ Thierry Ullmann
                                          -------------------------------------
                                          Name: Thierry Ullmann



                                       /s/  Eli Levitin
                                       ----------------------------------------
                                       Eli Levitin



                                       /s/  George Lichtenstein
                                       ----------------------------------------
                                       George Lichtenstein



                                       M & G EQUITIES



                                       By: /s/  Michael Karfunkel
                                          -------------------------------------
                                          Name: Michael Karfunkel

                                       /s/  Lawrence P. MacDonald
                                       ----------------------------------------
                                       Lawrence P. MacDonald



                                       MAGIC CONSULTING CORP.



                                       By:  /s/ Michelle McDonough
                                          -------------------------------------
                                          Name: Michelle McDonough



                                       /s/  Martin Marlow
                                       ----------------------------------------
                                       Martin Marlow



                                       /s/  Jack N. Mayer
                                       ----------------------------------------
                                       Jack N. Mayer



                                       /s/  Howard P. Milstein
                                       ----------------------------------------
                                       Howard P. Milstein



                                       MOMAR CORP.



                                       By:/s/  Philippe D Katz
                                          -------------------------------------
                                          Name: Philippe D Katz

                                       MPI PARTNERS



                                       By:/s/  Nicholas R. Madonia
                                          -------------------------------------
                                          Name: Nicholas R. Madonia



                                       MWDD PARTNERSHIP



                                       By:/s/  Morris Wolfson
                                          -------------------------------------
                                          Name: Morris Wolfson



                                       /s/  Alexandra Nichols
                                       ----------------------------------------
                                       Alexandra Nichols



                                       NORDBERG CAPITAL GROUP INC.



                                       By:/s/  H. Gerald Nordberg Jr.
                                          -------------------------------------
                                          Name: H. Gerald Nordberg Jr.



                                       /s/  Elizabeth A. Nordberg
                                       ----------------------------------------
                                       Elizabeth A. Nordberg



                                       GERALD NORDBERG PENSION PLAN



                                       By:/s/  H. Gerald Nordberg Jr.
                                          -------------------------------------
                                          Name: H. Gerald Nordberg Jr.



                                       MEREDITH B. NORDBERG FAMILY
                                       TRUST



                                       By:/s/  H.Gerald Nordberg Jr.
                                          -------------------------------------
                                          Name: H.Gerald Nordberg Jr.

                                       /s/  Francis G. O'Connor
                                       ----------------------------------------
                                       Francis G. O'Connor



                                       /s/  Jospeh Palermo
                                       ----------------------------------------
                                       Joseph Palermo



                                       /s/  William Pasqua
                                       ----------------------------------------
                                       William Pasqua



                                       /s/  Joseph A. Penner
                                       ----------------------------------------
                                       Joseph A. Penner



                                       /s/  David A. Perrault
                                       ----------------------------------------
                                       David A. Perrault



                                       /s/  Rickardo Plummer
                                       ----------------------------------------
                                       Rickardo Plummer


                                       /s/ Dorothy Merlo Prodani
                                       ----------------------------------------
                                       Prudential Securities C/F
                                       Dorothy Merlo Prodani



                                       /s/  Joel Rosenfeld
                                       ----------------------------------------
                                       Joel Rosenfeld

                                       /s/  Jacob Safier
                                       ----------------------------------------
                                       Jacob Safier



                                       SAM VITAMIN DBA GNC 6510



                                       By:/s/  Brian Sullivan
                                          -------------------------------------
                                          Name: Brian Sullivan



                                       /s/  Marvin Schick
                                       ----------------------------------------
                                       Marvin Schick



                                       /s/  Howard M. Schneider
                                       ----------------------------------------
                                       Howard M. Schneider



                                       /s/  Abraham Shapiro
                                       ----------------------------------------
                                       Abraham Shapiro



                                       /s/  Stanley K. Shapiro
                                       ----------------------------------------
                                       Stanley K. Shapiro



                                       /s/  James P. Sheehy
                                       ----------------------------------------
                                       James P. Sheehy

                                       /s/ Jacqueline Chassman Siegmund
                                       ----------------------------------------
                                       Jacqueline Chassman Siegmund



                                       /s/  Jose F. Silva
                                       ----------------------------------------
                                       Jose F. Silva



                                       /s/  Michael Steifman
                                       ----------------------------------------
                                       Michael Steifman



                                       /s/ Richard B. Stone
                                       ----------------------------------------
                                       Richard B. Stone



                                       STRATA EQUITIES LTD.



                                       By:/s/  Ernest A. Morrison
                                          -------------------------------------
                                          Name: Ernest A. Morrison



                                       /s/  Ronald Suster
                                       ----------------------------------------
                                       Ronald Suster



                                       /s/  Robert N. Swetnick
                                       ----------------------------------------
                                       Robert N. Swetnick

                                       TALBIYA B. INVESTMENTS LTD



                                       By:/s/  John D. Clarke
                                          -------------------------------------
                                          Name: John D. Clarke



                                       /s/  Judy Tenenbaum
                                       ----------------------------------------
                                       Judy Tenenbaum



                                       /s/  Nelson Tuchman
                                       ----------------------------------------
                                       Nelson Tuchman



                                       /s/  Inesa Veraro
                                       ----------------------------------------
                                       Inesa Veraro



                                       /s/  Zvi Weinreb
                                       ----------------------------------------
                                       Zvi Weinreb



                                       /s/  Howard Weiss
                                       ----------------------------------------
                                       Howard Weiss



                                       /s/  F. Bradford Wilson, Jr.
                                       ----------------------------------------
                                       F. Bradford Wilson, Jr.

                                       /s/  Aaron Wolfson
                                       ----------------------------------------
                                       Aaron Wolfson



                                       /s/  Abraham Wolfson
                                       ----------------------------------------
                                       Abraham Wolfson



                                       /s/  Morris Wolfson
                                       ----------------------------------------
                                       Morris Wolfson


                                       /s/  Martin Zabel & Paula Kramer
                                       ----------------------------------------
                                       Martin Zabel & Paula Kramer



                                       /s/  Laurence Zalk
                                       ----------------------------------------
                                       Laurence Zalk



                                       /s/  Jay Zises
                                       ----------------------------------------
                                       Jay Zises